EXHIBIT 10.1

 CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES, INC. OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2 UNDER THE
                        SECURITIES EXCHANGE ACT OF 1934.
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                 DIGITAL CINEMA FRAMEWORK AGREEMENT

     DIGITAL CINEMA FRAMEWORK AGREEMENT, dated as of June 12, 2005 (this "Agreement"), by and among ACCESS INTEGRATED TECHNOLOGY, INC., a Delaware corporation ("AIX"), ACCESS DIGITAL MEDIA, INC., a Delaware corporation ("ADM"), CHRISTIE/AIX, INC., a Delaware corporation ("Christie/AIX"), and CHRISTIE DIGITAL SYSTEMS USA, INC., a California corporation ("Christie").

                              W I T N E S S E T H :

     WHEREAS, ADM is a wholly-owned subsidiary of AIX, and Christie/AIX is a wholly-owned subsidiary of ADM;

     WHEREAS, Christie is a leading provider of digital cinema projection systems and related services;

     WHEREAS, the parties desire to implement a program for the deployment of digital cinema projection systems incorporating certain AIX technology, under which:

          (a) Christie/AIX would enter into distributor agreements ("Distributor Agreements") with film distributors ("Distributors"), which Distributor Agreements would provide, inter alia, for the payment of virtual print fees for the booking of digital titles to cinema auditoriums equipped with Digital Systems (as defined below);

          (b) Christie/AIX would enter into license agreements (or in lieu thereof such other form of agreement as the parties may determine to be suitable) ("Exhibitor License Agreements") with *** ("***") and one or more other film exhibitors ("Exhibitors"), which Exhibitor License Agreements would provide, inter alia, for the license and deployment of Digital Systems to the Exhibitor, the right to install a satellite dish on the roof of each cineplex where Digital Systems are deployed and a requirement that the Exhibitor acquire a Central Server (as defined below) as part of each Digital System deployed to the Exhibitor;

          (c) Christie would enter into service contracts ("Digital Cinema Service Contracts") with Exhibitors, under which Christie would provide to Exhibitors installation, maintenance and support services for Digital Systems deployed pursuant to the Exhibitor License Agreements;

          (d) Christie and Christie/AIX would enter into a supply agreement (the "Supply Agreement"), under which Christie would supply Digital Systems to Christie/AIX for license and deployment of such Digital Systems in accordance with the terms of the Exhibitor License Agreements; and

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            (e)  Christie/AIX  would  seek  to  raise  at  least  *** in  equity financing to fund the purchase from Christie of the first 200 Digital Cinema Projection Systems (as defined below) and associated Central Servers (as defined below) to be deployed under Exhibitor License Agreements, and would seek to arrange additional debt and/or additional equity financing to finance the purchase from Christie of up to an additional 2300 Digital Cinema Projection Systems and associated Central Servers for deployment under the Exhibitor License Agreements.

     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                      TERM

     Section 1.01. TERM. Unless terminated earlier in accordance with the provisions of this Agreement, the term of this Agreement shall commence on the date of this Agreement and shall continue until December 31, 2018, and thereafter shall be automatically extended for additional one year periods unless either party gives to the other party written notice of termination, with or without cause, at least thirty (30) days prior to the end of the original term or any one-year extension period.

                                   ARTICLE II
                     DISTRIBUTOR TERM SHEETS AND DISTRIBUTOR AGREEMENTS

      Section 2.01. DISTRIBUTOR TERM SHEETS. Prior to the date of this Agreement, Christie has executed a non-binding term sheet or letter of intent with each of Disney and Universal. For a reasonable period of time after the execution of this Agreement, Christie will use commercially reasonable efforts to negotiate and sign non-binding term sheets or letters of intent or other equivalents ("Term Sheets"), on the most favorable terms possible, with each of Fox, Paramount, Sony Pictures Entertainment and Warner Brothers (together with Disney and Universal, the "Major Film Distributors"), and such other Distributors, including Dreamworks and New Line, as the parties consider appropriate, regarding the payment of virtual print fees in connection with the booking of digital titles to cinema auditoriums equipped with Digital Systems. Christie and Christie/AIX will work closely together on all matters relating to the negotiation and execution of each Term Sheet, and Christie and Christie/AIX will promptly inform each other of any material changes or developments relating to the negotiation and execution of each Term Sheet.

      Section 2.02. DISTRIBUTOR AGREEMENTS. When Term Sheets have been executed between Christie and three (3) of the Major Film Distributors, or two (2) of the Major Film Distributors and both of Dreamworks and New Line, then, upon the written approval of Christie/AIX (which approval will not be unreasonably

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withheld or delayed), Christie will assign such Term Sheets to Christie/AIX, and
Christie/AIX will use commercially reasonable efforts to negotiate and execute a Distributor Agreement with each Distributor which is a party to an assigned Term Sheet, based on the relevant Term Sheet. Thereafter, when a Term Sheet is executed between Christie and a Distributor, then, upon the written approval of Christie/AIX (which approval will not be unreasonably withheld or delayed), Christie will assign such Term Sheet to Christie/AIX and Christie/AIX will use commercially reasonable efforts to negotiate and execute a Distributor Agreement with such Distributor based on such Term Sheet. Christie/AIX and Christie will work closely together on all matters relating to the negotiation and execution of each Distributor Agreement, and Christie/AIX and Christie will promptly inform each other of any material changes or developments relating to the negotiation and execution of each Term Sheet.

                                   ARTICLE III
                          EXHIBITOR LICENSE AGREEMENTS

      Section 3.01. *** AGREEMENT. When Term Sheets have been executed between Christie and three (3) of the Major Film Distributors, or two (2) of the Major Film Distributors and both of Dreamworks and New Line, Christie/AIX will use commercially reasonable efforts to negotiate and execute an Exhibitor License Agreement with *** (the "*** Exhibitor License Agreement"). Christie/AIX and Christie will work closely together on all matters relating to the negotiation and execution of the *** Exhibitor License Agreement, and Christie/AIX and Christie will promptly inform each other of any material changes or developments relating to the negotiation and execution of the *** Exhibitor License Agreement.

      Section 3.02. OTHER EXHIBITOR LICENSE AGREEMENTS. When and as considered appropriate by the parties, Christie/AIX will use commercially reasonable efforts to negotiate and execute an Exhibitor License Agreement with Exhibitors other than ***, including the owner of the *** theaters at the *** in *** and ***. Christie/AIX and Christie will work closely together on all matters relating to the negotiation and execution of each such Exhibitor License Agreement, and Christie/AIX and Christie will promptly inform each other of any material changes or developments relating to the negotiation and execution of each such Exhibitor License Agreement.

                                   ARTICLE IV
                      SUPPLY OF DIGITAL SYSTEMS BY CHRISTIE

      Section 4.01.  DEFINITIONS.  As used in this Agreement:

            (a) "DIGITAL CINEMA PROJECTION SYSTEM" means a digital cinema projection system consisting of a DLP Cinema(TM) 2k projector, capable of both 2-D and 3-D display, a digital cinema server, and such other system components and software as are required to meet the applicable technical specifications and any applicable system upgrade requirements specified in the Distributor Agreements and the Exhibitor License Agreements.

            (b) "CENTRAL SERVER" means, collectively, a central library server, with AIX's Theatre Command Center software (including MySQL database software)

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installed,  connecting  all Digital Cinema  Projection  Systems within a theatre complex, together with a storage array, computer rack, Uninterrupted Power Source (UPS), main switch and patch panel.

            (c) "DIGITAL SYSTEM" means a system consisting of one or more Digital Cinema Projection Systems and one Central Server.

      Section 4.02. SUPPLY OF DIGITAL SYSTEMS. As soon as reasonably practical following the execution of this Agreement, Christie and Christie/AIX shall in good faith negotiate and execute a mutually agreeable Supply Agreement for the supply of Digital Systems by Christie to Christie/AIX for deployment pursuant to the terms of the Exhibitor License Agreements. The Supply Agreement will include provisions for:

            (a) the supply of up to 2500 Digital Cinema Projection Systems by Christie to Christie/AIX, as ordered from time to time by Christie/AIX from Christie, at a purchase price (FOB factory) of *** for the first 1000 Digital Cinema Projection Systems and *** for the remaining 1500 Digital Cinema Projection Systems;

            (b) the supply of Central Servers by Christie to Christie/AIX, in such quantities as may be required for installation of Digital Systems at cineplex locations pursuant to the Exhibitor License Agreements, at a purchase price (FOB factory) equal to the sum of (i) the standard purchase price then quoted by Dell for its 2850 server and AX100 storage array or equivalent, (ii) the market price for computer rack, Uninterrupted Power Source (UPS), main switch and patch panel, (iii) the per server cost of the MySQL software license obtained by ADM for the MySQL database software included in the AIX Theater Command Software, as such cost is reimbursed by Christie to ADM, plus (iv) as reimbursement for license fees to be paid by Christie to ADM under the OEM License Agreement (as defined in Section 5.01 below), *** per screen for each screen in the cineplex location where such Central Server is installed (the total estimated amount of the items referred to in clauses ((i) through (iii) being approximately ***);

            (c) the purchase of an initial 100 Digital Cinema Projection Systems, and Central Servers associated therewith, subject to satisfaction or waiver of the following conditions (which are solely for the benefit of Christie/AIX and may be waived by Christie/AIX in writing):

                  (i) the execution of Term Sheets between Christie and each of three (3) of the Major Film Distributors, or two (2) of the Major Film Distributors and both of Dreamworks and New Line, and the assignment of such Term Sheets by Christie to Christie/AIX;

                  (ii) the availability to Christie/AIX of at least *** in First Tranche (as defined in Article VIII below) equity financing for the purchase of Digital Systems;

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            (d) the  purchase of an  additional  100 Digital  Cinema  Projection
Systems, and Central Servers associated therewith, subject to satisfaction or waiver of the following conditions (which are solely for the benefit of Christie/AIX and may be waived by Christie/AIX in writing):

                  (i)  the   execution   of   Distributor   Agreements   between
Christie/AIX and three (3) of the Major Film Distributors, or two (2) of the Major Film Distributors and both of Dreamworks and New Line;

                  (ii) the execution of an Exhibitor License Agreement between Christie/AIX and ***; and

                  (iii) the availability to Christie/AIX of at least *** in Second Tranche (as defined in Article VIII below) equity financing for the purchase of Digital Systems;

            (e) the purchase of up to 2300 additional Digital Cinema Projection Systems, and Central Servers associated therewith, subject to satisfaction or waiver of all of the conditions set forth in (c) and (d) above and subject to the continuing availability of the debt financing referred to in Section 8.02 below.

                                    ARTICLE V
                           LICENSE OF ACCESS SOFTWARE

      Section 5.01. OEM LICENSE AGREEMENT. As soon as reasonably practical following the execution of this Agreement, Christie and ADM shall in good faith negotiate and execute a mutually agreeable OEM license agreement (the "OEM License Agreement") providing for the grant of a license by ADM to Christie to install AIX's Theatre Command Center Software to Central Servers and distribute AIX's Theatre Command Center Software as installed by Christie to such Central Servers. The OEM License Agreement will include provisions for:

            (a) payment of license fees with respect to AIX's Theatre Command Center Software installed to Central Servers supplied by Christie to Christie/AIX for deployment by Christie/AIX to *** pursuant to the *** Exhibitor License Agreement, in the amount of *** per screen for each screen in the cineplex location where such Central Server is installed; and

            (b) payment of license fees with respect to AIX's Theatre Command Center Software installed to Central Servers sold, leased or licensed by Christie (other than as provided for in paragraph (a) above), in the amount of *** for the first four (4) screens, and *** per screen for each screen in excess of four (4) screens, at the cineplex location where such Central Server is installed.

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                                   ARTICLE VI
                         DIGITAL SYSTEM SUPPORT SERVICES

      Section 6.01. *** SERVICE AGREEMENT. In connection with the execution of the *** Exhibitor License Agreement, Christie will use commercially reasonable efforts to concurrently sign a Digital Cinema Service Contract with *** (the "*** Service Agreement") to be coterminous with the term of the *** Exhibitor License Agreement. Christie and Christie/AIX will work closely together on all matters relating to the negotiation and execution of the *** Service Agreement, and Christie and Christie/AIX will promptly inform each other of any material changes or developments relating to the negotiation and execution of the *** Service Agreement.

      Section 6.02. OTHER EXHIBITOR SERVICE AGREEMENTS. In connection with the execution of any Exhibitor License Agreement between Christie/AIX and any Exhibitor other than ***, Christie will use commercially reasonable efforts to concurrently execute a Digital Cinema Service Contract with such Exhibitor to be coterminous with the term of the Exhibitor License Agreement between Christie/AIX and such Exhibitor. Christie and Christie/AIX will work closely together on all matters relating to the negotiation and execution of each Digital Cinema Service Contract, and Christie and Christie/AIX will promptly inform each other of any material changes or developments relating to the negotiation and execution of each such Digital Cinema Service Contract.

      Section 6.03. SCOPE OF SERVICES. Christie will use commercially reasonable efforts to include in the *** Service Agreement and any Digital Cinema Service Contract provisions:

            (a) for installation of Digital Systems, and for payment to Christie of an installation fee in the amount of *** for each Digital Cinema Projection System installed;

            (b) for at least 19/7 technical support by telephone, preventative and emergency maintenance services and monitoring services, and for payment to Christie of an annual service fee in the amount of **** per screen, adjusted annually in accordance with any increase in the CPI index;

            (c) consistent with any service related requirements under any of the Distribution Agreements in effect as of the time the *** Service Agreement or any Digital Cinema Service Contract is entered into; and

            (d) for assignability to an alternate service provider in the event Christie is required to assign the *** Service Agreement and/or any Digital Cinema Service Contract to an alternate service provider as may be required under such terms as may be agreed to by Christie in connection with any debt financing made available to Christie/AIX.

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      Section 6.04.  DELIVERY  SERVICES.  Christie will  cooperate  with AIX and
Christie/AIX in connection with the efforts of AIX and Christie/AIX to become the exclusive provider of digital delivery services (whether through satellite, fiber, hard-drive or other means) to any Distributors or Exhibitors requiring such services.

                                   ARTICLE VII
                    SERVICES PROVIDED BY AIX TO CHRISTIE/AIX

      Section 7.01. BACK OFFICE SERVICES. AIX will provide Christie/AIX with back office services, including with respect to accounting and personnel. AIX will charge Christie/AIX customary fees for providing such services, not to exceed a budgeted amount as agreed to between AIX and Christie from time to time and in any event such budgeted amount shall be agreed upon no less frequently than annually.

                                  ARTICLE VIII
                                   FINANCING

      Section 8.01. INITIAL EQUITY FINANCING. Christie/AIX will use commercially reasonable efforts to obtain, on terms and conditions acceptable to Christie/AIX in its sole discretion, at least *** in equity financing to fund the purchase from Christie and deployment of the first 200 Digital Cinema Projection Systems and associated Central Servers to be deployed under Exhibitor License Agreements. Christie/AIX will seek to obtain such equity financing in a first tranche of up to *** to be completed by July 31, 2005 (the "First Tranche") and a second tranche of up to *** to be completed by September 30, 2005 (the "Second Tranche"), *** of each such tranche, for a total of ***, to be allocated for use as contemplated by the preceding sentence.

      Section 8.02. DEBT AND/OR ADDITIONAL EQUITY FINANCING. Christie/AIX will use commercially reasonable efforts to arrange or obtain, on terms and conditions acceptable to Christie/AIX in its sole discretion, debt financing and/or additional equity financing to fund the purchase from Christie and deployment of up to an additional 2300 Digital Cinema Projection Systems and associated Central Servers to be deployed under Exhibitor License Agreements.

      Section 8.03. COOPERATION. Christie will use commercially reasonable efforts to assist AIX and/or Christie/AIX in securing the equity and debt financing contemplated by this Article VIII. The parties hereto will reasonably cooperate to seek to accommodate reasonable requests of funding sources with respect to any such equity or debt financing, including amendment of this Agreement or agreements entered into pursuant to this Agreement in respects which do not materially affect the economic benefits accruing to the parties under this Agreement or agreements entered into pursuant to this Agreement.

      Section 8.04. POSSIBLE EQUITY PARTICIPATION BY CHRISTIE IN CHRISTIE/AIX. In connection with the funding of either the First Tranche or the Second Tranche, Christie shall have the right to acquire shares of Christie/AIX in

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exchange for an equity  investment of up to *** on the same terms and conditions as are applicable to other equity participants in the First Tranche or Second Tranche, as applicable. Christie/AIX shall give Christie reasonable prior notice of the closing date of, and the material terms and conditions of, the First Tranche and Second Tranche, and shall specify a reasonable period of time within which Christie shall be required to respond in order to be able to exercise its right to participate in either the First Tranche or the Second Tranche.

                                   ARTICLE IX
                                 JOINT MARKETING

      Section 9.01. MARKETING AND PROMOTION. Each of Christie/AIX and Christie agree to cross-market each other's products and services and to undertake such additional promotional activities as may be agreed to between the parties from time to time; provided, however, that neither Christie/AIX nor Christie shall be obligated to market or promote a product or service of the other party if such product or service competes with any of its own products or services.

                                    ARTICLE X
                                 CASH FLOW SHARE

      Section 10.01. CASH FLOW SHARE. If Christie/AIX is successful in obtaining the equity funding and debt financing referred to in Article VIII, and Christie/AIX installs more than 200 Digital Cinema Projection Systems (with associated Central Servers), any positive cash flow generated by Christie/AIX after deducting any and all of its costs and expenses, including, without limitation, interest expenses, taxes, debt service and any and all amounts payable by Christie/AIX to AIX and/or Christie for products and services (including administrative charges) provided hereunder or under the agreements contemplated hereby (the "Cash Flow"), shall be allocated and paid as follows:

            (a) first, until all interest, principal and other amounts in respect of the debt financing contemplated by Article VIII have been paid in full, such amounts up to 100% of Cash Flow as are required to satisfy current debt service, debt repayment and cash retention requirements relating to such debt financing;

            (b) then, to the extent of Cash Flow remaining after application of paragraph (a) and until all payments under this paragraph (b) have been made in full:

               (i) first, such amounts up to 100% of Cash Flow as are required to pay to the equityholders of Christie/AIX (the "Equityholders") a cumulative dividend equal to ***% per annum with respect to the outstanding balance (as reduced from time to time by payments under (b(ii)) of the equity funding made available by the Equityholders to Christie/AIX; and

               (ii) second, such amounts up to 100% of Cash Flow as are required to pay to the Equityholders dividends in a total aggregate amount equal to the equity funding amount made available by the Equityholders to Christie/AIX; and

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            (c) then, after all interest, principal and other amounts in respect of the debt financing contemplated by Article VIII and all amounts required under paragraph (b) have been paid in full and until the end of the calendar year in which the last payment of virtual print fees is made under any of the Distributor Agreements, *** percent (***%) of the Cash Flow shall be allocated to and paid to Christie and *** percent (***%) of the Cash Flow shall be allocated to Christie/AIX, which allocation and disposition shall be made as often as reasonably practical, but not less than annually.

      Section 10.02. DISPUTED PAYMENTS; ARBITRATION. If a dispute arises in good faith with respect to any amount due under this Agreement or any other agreement executed between any of the parties hereto as contemplated hereby, the payor shall pay any undisputed amount, if any, when and as due, and shall promptly pay such further amount as may be required upon resolution of the dispute. If any such dispute cannot be resolved by amicable discussion between the parties, such dispute shall be arbitrated in accordance with the rules, procedures and practices of the American Arbitration Association before a single arbitrator located in New York City and agreed to by the parties.

      Section 10.03. CURRENCY. All invoices hereunder shall be rendered, and all payments hereunder shall be made, in U.S. Dollars.

      Section 10.04. NO EQUITY INTEREST OR PARTNERSHIP. Nothing contained in this Article X does give or shall be construed as giving to Christie any equity interest in Christie/AIX, or creates or shall be construed as creating any partnership or joint venture between Christie and Christie/AIX.

                                   ARTICLE XI
                         ADM CINEMA CORPORATION ROLL-IN

      Section 11.01. ADM CINEMA CORPORATION ROLL-IN. ADM Cinema Corporation, a Delaware corporation and wholly owned subsidiary of AIX ("ADM Cinema") previously purchased from Christie, and is the owner of, five (5) digital cinema projectors and related equipment (the "ADM Cinema Units") currently located at the Pavillion Movie Theater, 188 Prospect Park West, Brooklyn, NY 11215. Christie and Christie/AIX agree that, in connection with the deployment of Digital Systems by Christie/AIX, Christie and Christie/AIX will, upon the execution of an Exhibitor License Agreement between Christie/AIX and ADM Cinema and a Digital Cinema Service Agreement between Christie and ADM Cinema with respect to the ADM Cinema Units, proceed as follows:

            (a) Christie will invoice to ADM Cinema the *** per projector installation charge payable by ADM Cinema to Christie under the Digital Cinema Service Agreement to be entered into between ADM Cinema and Christie, and will

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credit  against  such amount the  installation  charges  previously  paid by ADM
Cinema to Christie for installation of the ADM Cinema Units;

            (b) Christie will refund to ADM Cinema the full purchase price of the ADM Cinema Units previously paid by ADM Cinema to Christie, less the outstanding invoice amount after credit under the invoice issued by Christie under paragraph (a) above, which invoice shall thereupon be satisfied;

            (c) Christie will invoice Christie/AIX in the amount of *** per unit for each of the ADM Cinema Units; and

            (d) Christie/AIX will pay the amount of such invoice to Christie.

                                   ARTICLE XII
                              USE OF CHRISTIE NAME

      Section 12.01. USE OF CHRISTIE NAME. AIX and Christie/AIX acknowledge that "Christie" is a registered trademark of Christie. Christie/AIX shall have the right to use the name "Christie" in its corporate name until such time as Christie may require discontinuation of such use by written notice thereof given by Christie to Christie/AIX. Upon any such notice, Christie/AIX shall, as promptly as reasonably possible, change its corporate name to remove "Christie" therefrom and discontinue use of the Christie name in connection with its business. For so long as the name "Christie" is included in the corporate name of Christie/AIX, Christie/AIX shall refrain from any action which may be injurious to the good reputation of Christie.

                                  ARTICLE XIII
                                  TERMINATION

      Section 13.01. TERMINATION FOR CHRISTIE BREACH. AIX or Christie/AIX may terminate this Agreement by written notice to Christie in the event Christie materially breaches or defaults in its performance under this Agreement and fails to cure such breach within thirty (30) days after notice of such breach by the notifying party.

      Section 13.02. TERMINATION FOR AIX OR CHRISTIE/AIX BREACH. Christie may terminate this Agreement by written notice to AIX in the event AIX or Christie/AIX materially breaches or defaults in its performance under this Agreement and fails to cure such breach within thirty (30) days after notice of such breach by the notifying party.

     Section 13.03. DISTRIBUTOR MATTERS. Any party may terminate this Agreement by written notice to the other parties to this Agreement in the event that

            (a) Christie has not executed, and assigned to Christie/AIX, Term Sheets with at least three (3) of the Major Film Distributors, or, alternatively, at least two (2) of the Major Film Distributors and both of Dreamworks and New Line, on or before June 30, 2005; or

------------------------------------------------------------------------------
 *** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

            (b) Christie/AIX has not signed Distributor Agreements with at least three (3) of the Major Film Distributors, or, alternatively, at least two (2) of the Major Film Distributors and both of Dreamworks and New Line, on or before August 31, 2005.

     Section 13.04. *** MATTERS. Any party may terminate this Agreement by written notice to the other parties to this Agreement in the event that both the *** Exhibitor License Agreement between Christie/AIX and *** and the *** Service Agreement between *** and Christie have not been executed by the respective parties thereto on or before August 31, 2005.

      Section 13.05. INITIAL PURCHASE ORDER. Christie may terminate this Agreement by written notice to the other parties to this Agreement in the event Christie/AIX does not submit to Christie a firm purchase order for the initial 100 Digital Cinema Projection Systems and associated Central Servers on or before July 31, 2005 and a firm purchase order for the next 100 Digital Cinema Projection Systems and associated Central Servers on or before September 30, 2005.

      Section 13.06. UNAVAILABILITY OF EQUITY FINANCING. Any party may terminate this Agreement by written notice to the other parties to this Agreement in the event that the First Tranche has not funded on or before July 31, 2005 or in the event the Second Tranche has not funded on or before September 30, 2005.

      Section 13.07. UNAVAILABILITY OF DEBT FINANCING. Any party may terminate this Agreement by written notice to the other parties to this Agreement in the event that, at any time after initial deployment of Digital Systems to ***, deployment of Digital Systems is suspended for more than a three (3) month period due to the unavailability of debt financing during such period.

      Section 13.08. OCCURRENCE OF CERTAIN EVENTS. Any party may terminate this Agreement by written notice to the other parties to this Agreement in the event of the filing of any petition under any bankruptcy law by or against any other party, the admission in writing by any other party of its inability to pay its debts when and as due, the making of any assignment for the benefit of creditors by any other party, the appointment of a receiver for any or all of the assets of any other party, the cessation of any other party's business, or the dissolution of any other party.

                                   ARTICLE XIV
                              EFFECT OF TERMINATION

      Section 14.01. GENERAL. In the event of the expiration or any termination of this Agreement, all rights and obligations of the respective parties shall terminate as of the effective date of such expiration or termination, except

------------------------------------------------------------------------------
 *** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

that (i) such expiration or termination shall not constitute a waiver of any rights that any party may have by reason of a breach of this Agreement, (ii) such expiration or termination shall not constitute a waiver of any right to receive payments that are due and owing pursuant to this Agreement, including, without limitation, any payments required to be made by any Distributor or Exhibitor utilizing the Digital Systems paid for by Christie/AIX, which payments shall continue to be made to Christie/AIX, and (iii) the provisions of Articles VIII and XVI shall continue in full force and effect in accordance with their respective terms.

      Section 14.02. TERMINATION PRIOR TO DEPLOYMENT. In the event this Agreement is terminated prior to the initial deployment of any Digital Systems by Christie due to a material breach of this Agreement by Christie/AIX, Christie/AIX shall, at the request of Christie, assign to Christie any Distributor Agreements executed by Christie/AIX pursuant to Term Sheets assigned by Christie to Christie/AIX.

                                   ARTICLE XV
                               WARRANTY DISCLAIMER

      Section 15.01. DISCLAIMER OF GENERAL WARRANTY BY AIX AND CHRISTIE/AIX. EACH OF AIX AND CHRISTIE/AIX MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, CONCERNING THE PERFORMANCE OF THEIR RESPECTIVE OBLIGATIONS UNDER THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR OTHERWISE. IN NO EVENT SHALL AIX OR CHRISTIE/AIX BE LIABLE FOR ANY SPECIAL, INCIDENTIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT
LIMITATION, LOSS OF PROFITS, REVENUES OR DATA WHETHER BASED ON BREACH OF CONTRACT, TORT OR OTHERWISE, WHETHER OR NOT ANY OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE LIABILITY OF CHRISTIE/AIX FOR DAMAGES OR ALLEGED DAMAGES HEREUNDER, WHETHER IN CONTRACT, TORT OR ANY OTHER LEGAL THEORY, IS LIMITED TO, AND WILL NOT EXCEED, ANY DIRECT DAMAGES.

      Section 15.02. DISCLAIMER OF GENERAL WARRANTY BY CHRISTIE. CHRISTIE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, CONCERNING THE PERFORMANCE OF ITS OBLIGATIONS HEREUNDER, INCLUDING ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR OTHERWISE. IN NO EVENT SHALL CHRISTIE BE LIABLE FOR ANY SPECIAL, INCIDENTIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS, REVENUES OR DATA WHETHER BASED ON BREACH OF CONTRACT, TORT OR OTHERWISE, WHETHER OR NOT ANY OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE LIABILITY OF CHRISTIE FOR DAMAGES OR ALLEGED DAMAGES HEREUNDER, WHETHER IN CONTRACT, TORT OR ANY OTHER LEGAL THEORY, IS LIMITED TO, AND WILL NOT EXCEED, ANY DIRECT DAMAGES.

                                   ARTICLE XVI
                                CONFIDENTIALITY

      Section 16.01. CONFIDENTIALITY. Except as may otherwise be required by applicable law, rule and regulation, including without limitation the federal securities laws and the rules and regulations promulgated thereunder, each party agrees that for the longest period permitted by applicable law, it shall hold in strictest confidence and, without the prior written approval of the other parties hereto, not use for its own benefit or disclose to any person, firm or corporation (other than as required by applicable law) any confidential proprietary information concerning the business and affairs of the other parties hereto; provided, however, that the foregoing limitations and restrictions shall not apply to information that (a) is or becomes generally available to the public other than as a result of a disclosure by the directors, officers, shareholders, partners, affiliates, employees, agents or advisors of any party, or (b) is or becomes available to one of the parties on a non-confidential basis from a source other than one of the other parties hereto or any of its advisors, agents or affiliates, provided that such source is not known by such other party, as the case may be, to be bound by a confidentiality agreement with or other obligation of secrecy to the other parties hereto. Each of the parties recognize that the absence of a time limitation in this Section 16.01 is reasonable and properly required for the protection of the other parties hereto and in the event that the absence of such limitation is deemed to be unreasonable by a court of competent jurisdiction, each party agrees submit to the imposition of such limitation(s) as said court shall deem reasonable.

      Section 16.02. EQUITABLE REMEDIES Each party specifically recognizes that any breach of Section 16.01 will cause irreparable injury to the other parties hereto and that actual damages may be difficult to ascertain, and in any event, may be inadequate. Accordingly (and without limiting the availability of legal or equitable, including injunctive, remedies under any other provisions of this Agreement), each party agrees that in the event of any such breach, the other parties hereto shall be entitled to injunctive relief in addition to such other legal and equitable remedies that may be available. In addition, each party agrees that the provisions of Section 16.01 shall be considered separate and apart from the remaining provisions of this Agreement and shall be enforced as such.

                                  ARTICLE XVII
                                 MISCELLANEOUS

      Section 17.01. FURTHER ASSURANCES. Each party will, at any time and from time to time after the date hereof, upon the request of any other party, do, execute, acknowledge and deliver, or shall cause to be done, executed, acknowledged and delivered, all such other instruments as may be reasonably required in connection with the performance of this Agreement and each shall take all such further actions as may be reasonably required to carry out or further effect the transactions contemplated by this Agreement. Upon request, each party will cooperate, and will its best efforts to have its officers, directors and other employees cooperate, at the requesting party's expense, during and after the term of this Agreement in furnishing information, evidence, testimony and other assistance in connection with any actions, proceedings, arrangements or disputes involving any of the other parties hereto.

      Section 17.02. NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered
(a) when delivered personally or by private courier, (b) when actually delivered by registered or certified United States mail, return receipt requested and postage prepaid or (c) when sent by telecopy (provided, that, it is simultaneously electronically confirmed), addressed as follows:

                  If to Christie:

                                 Christie Digital Systems USA, Inc.
                                 10550 Camden Drive
                                 Cypress, CA 90630
                                 Attention: President

                  If to Christie/AIX or AIX:

                                 c/o Access Integrated Technologies, Inc.
                                 55 Madison Avenue
                                 Suite 300
                                 Morristown, NJ 07960
                                 Attention:  Gary Loffredo, Esq.

                  with a copy to:

                                 Kelley Drye & Warren LLP
                                 101 Park Avenue
                                 New York, New York 10178
                                 Fax No.: (212) 808-7897
                                 Attention:  Jonathan Cooperman, Esq.

or to such other address as such party may indicate by a notice delivered to the other party hereto pursuant to the terms hereof.

      Section 17.03. NO MODIFICATION EXCEPT IN WRITING. This Agreement shall not be changed, modified, or amended except by a writing signed by the party to be charged and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

      Section 17.04A. ENTIRE AGREEMENT. This Agreement and all other documents to be delivered in connection herewith set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them.

      Section 17.04B. SEVERABILITY. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

      Section 17.05. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by Christie without the prior written consent of Christie/AIX. AIX and/or Christie/AIX may assign this Agreement, in whole or in part, to any Affiliate of AIX or Christie/AIX or in connection with a financing, special purpose entity, merger or consolidation of AIX or Christie/AIX or a sale of all or substantially all of AIX or Christie/AIX's business. Except as provided in the preceding sentence, this Agreement may not be assigned by Christie/AIX without the prior written consent of Christie. "Affiliate" as used in this Agreement shall mean any person directly or indirectly controlling or controlled by or under direct or indirect common control with such person.

      Section 17.06. PUBLICITY; ANNOUNCEMENTS. Subject to applicable law, Christie/AIX and Christie shall each be entitled to issue one or more press releases relating to the subject matter of this Agreement and/or the transactions contemplated herein; provided, however, that prior to the issuance of any such press release, the party not issuing such press release shall be entitled to review and provide reasonable comments with respect to such press release, but shall not otherwise be entitled to prevent the issuance thereof.

      Section 17.07. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof. For purposes of this
Agreement, each party hereby irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York, sitting in New York County, and the courts of the United States for the Southern District of New York. Each party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court, any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum and the right to object, with respect to any such suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. In any such suit, action or proceeding, each party waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail, addressed to such party at its address set forth in Section 17.02. Each party agrees that a final non-appealable judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding.

      Section 17.08. CAPTIONS. The captions appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.

     Section 17.09. INTERPRETATION. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons referred to may require.

     Section 17.10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                               CHRISTIE/AIX, INC.

                               By /s/ A. Dale Mayo
                                  ------------------------------
                                   Name: A. Dale Mayo
                                   Title: CEO

                               ACCESS INTEGRATED TECHNOLOGIES, INC.

                               By/s/ A. Dale Mayo
                                  ------------------------------
                                  Name: A. Dale Mayo
                                  Title:  President/CEO

                               ACCESS DIGITAL MEDIA, INC.

                               By/s/ A. Dale Mayo
                                  ------------------------------
                                   Name: A. Dale Mayo
                                   Title: CEO

                               CHRISTIE DIGITAL SYSTEMS USA, INC

                               By/s/ John M. Kline
                                  ------------------------------
                                   Name: John M. Kline
                                   Title:  President/COO